UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2022

CERENCE INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39030	83-4177087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Burlington Woods Drive, Suite 301A Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 362-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRNC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2022, Cerence Inc. (the “Company”) entered into a change of control equity acceleration agreement with Stefan Ortmanns, the Company’s Chief Executive Officer (the “US CoC Agreement”) that provides for an initial three-year term and for automatic renewal of additional one-year terms unless either party provides timely notice of non-renewal. In the event of a “change of control” (as defined in the US CoC Agreement), the term of the US CoC Agreement will automatically extend until the one-year anniversary of the date of the change of control. The US CoC Agreement provides that in the event that Dr. Ortmanns’s employment is terminated by the Company or a subsidiary other than for “cause” (as defined in the US CoC Agreement) and for a reason other than due to his death or “disability” (as defined in the US CoC Agreement) outside of the one-year period following a change of control, Dr. Ortmanns will be eligible to receive: (i) vesting of the portion of his time-based equity awards that would have vested in the eighteen months following the termination date; and (ii) vesting of the earned portion of any performance-based equity awards for which the performance period is complete as of the termination date and the opportunity under certain circumstances to earn a pro rata portion of any performance-based awards with a single three-year performance period for which the performance period is not complete as of the termination date based on actual performance at the end of the performance period. If Dr. Ortmanns’s employment is terminated by the Company or a subsidiary other than for cause and for a reason other than due to his death or disability or he resigns for “good reason” (as defined in the US CoC Agreement) within one year following a change of control, he will instead be eligible to receive: (i) accelerated vesting of 100% of his unvested time-based equity awards; and (ii) accelerated vesting of any performance-based equity awards based on actual performance through the termination date, if measurable, and based upon target performance if performance is not measurable as of the termination date. In the event that Dr. Ortmanns’s employment is terminated due to death or disability, he will be eligible to receive: (i) accelerated vesting of 100% of his unvested time-based equity awards; (ii) 100% of the earned portion of any performance-based equity awards for which the performance period is complete; and (iii) the opportunity under certain circumstances to earn a pro rata portion of any performance-based awards with a single three-year performance period for which the performance period is not complete as of the termination date based on actual performance at the end of the performance period. To receive the foregoing vesting acceleration, except in the case of a termination due to death, Dr. Ortmanns is required to enter into a separation and release agreement in favor of the Company. The US CoC Agreement replaces and supersedes that certain Change of Control Equity Acceleration Agreement by and between the Company and Dr. Ortmanns, dated as of December 23, 2019.

The foregoing description of the US CoC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the US CoC Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on June 21, 2022, Cerence GmbH, a wholly-owned subsidiary of the Company (the “Subsidiary”), entered into a change of control and severance agreement with Dr. Ortmanns (the “GmbH CoC Agreement”) that provides for an initial three-year term and for automatic renewal of additional one-year terms unless either party provides timely notice of non-renewal. In the event of a “change of control” (as defined in the GmbH CoC Agreement), the term of the GmbH CoC Agreement will automatically extend until the one-year anniversary of the date of the change of control. The GmbH CoC Agreement provides that in the event that Dr. Ortmanns’s employment is terminated by the Subsidiary other than for “cause” (as defined in the GmbH CoC Agreement) and for a reason other than due to his death or “disability” (as defined in the GmbH CoC Agreement) outside of the one-year period following a change of control, Dr. Ortmanns will be eligible to receive: (i) a lump sum payment equal to 150% of his annual base salary then in effect; and (ii) a lump sum payment equal to 150% of his target bonus and a pro-rated percentage of his target bonus for the fiscal year in which the termination occurs. If Dr. Ortmanns’s employment is terminated by the Subsidiary other than for cause and for a reason other than due to his death or disability or he resigns for “good reason” (as defined in the GmbH CoC Agreement) within one year following a change of control, he will instead be eligible to receive: (i) a lump sum payment equal to 200% of his annual base salary then in effect (or, if greater, as in effect immediately prior to the change of control); and (ii) a lump sum payment equal to 200% of his target bonus for the year in which the termination occurs (or, if greater, as in effect immediately prior to the change of control) and a pro-rated percentage of his target bonus for the fiscal year in which the termination occurs (or, if greater, as in effect immediately prior to the change of control). To receive the foregoing severance payments and benefits, Dr. Ortmanns is required to enter into a separation and release agreement in favor of the Subsidiary. The GmbH CoC Agreement replaces and supersedes that certain Change of Control and Severance Agreement by and between the Subsidiary and Dr. Ortmanns, dated as of December 23, 2019.

The foregoing description of the GmbH CoC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the GmbH CoC Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Change of Control Equity Acceleration Agreement, effective as of June 19, 2022, by and between Cerence Inc. and Stefan Ortmanns

10.2	Change of Control and Severance Agreement, effective as of June 21, 2022, by and between Cerence GmbH and Stefan Ortmanns

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cerence Inc.

Date: June 24, 2022	By:	/s/ Thomas Beaudoin
	Name:	Thomas Beaudoin
	Title:	Chief Financial Officer